UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TELENAV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid: $

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Telanav, Inc. (“Telanav” or the “Company”) by V99, Inc. a Delaware corporation (“Parent” or “V99”), pursuant to the terms of an Agreement and Plan of Merger, dated November 2, 2020, as amended on December 17, 2020, by and among the Company, Parent and Telenav99, Inc., a Delaware corporation and wholly owned subsidiary of Parent:

Letter from Doug Miller, Lead Independent Director, to Telenav Employees

The item listed above was first used or made available on January 13, 2021.

Subject: Letter from Doug Miller, Lead Independent Director, to Telenav Employees

Telenav Team,

I hope this finds you safe and healthy in the New Year.

I’m happy to share that we are making good progress on our transaction with V99, a Delaware corporation led by our Co-Founder, President and Chief Executive Officer, HP Jin. Recently, we reached another important milestone towards completing the transaction – we filed our definitive proxy statement with the U.S. Securities and Exchange Commission. For reference, a proxy statement is a legal document that is required when a company is soliciting shareholder votes to approve certain matters, including a transaction of this type. The proxy statement provides, among other things, background detail on the merger agreement and how the transaction came about and includes information related to the Special Meeting of Stockholders, where Telenav stockholders will have the opportunity to vote to approve the transaction. Our Special Meeting will be held on February 16, 2021 at 10:00 a.m. PT.

I know many of you are Telenav stockholders, and we encourage you to vote your shares of common stock. As detailed in the proxy materials, the Special Committee and the disinterested and independent members of the Board of Directors believe that the transaction with V99 is in the best interest of Telenav and all its stockholders and recommend that Telenav stockholders vote “FOR” the proposal to adopt the merger agreement and approve the merger, as well as other proposals included on the proxy card. Your vote is important no matter how many shares of common stock you own.

If you are a stockholder of record, you will soon be receiving the proxy statement in the mail, which will contain information regarding how to vote, so please be on the lookout for the proxy statement. As detailed in the proxy statement, you can vote to approve the transaction over the internet, by telephone, or by mail in advance of the Special Meeting to ensure your shares are represented. If you have any questions about the voting process or need assistance voting your shares, please contact MacKenzie Partners, our proxy solicitor. You can reach them by calling (800) 322-2885 (toll-free).

We remain on track to complete the transaction during the first calendar quarter of 2021. In the meantime, please keep up the great work and continue to focus on executing Telenav’s strategic plan.

Consistent with our policy, please continue to forward questions from outside parties regarding the transaction to Adeel Manzoor, our Chief Financial Officer at adeelm@telenav.com, and Steve Debenham, our General Counsel at steved@telenav.com.

Thank you for your continued commitment to Telenav.

Sincerely,

Doug Miller

Lead Independent Director, and a Member of the Special Committee of the Telenav Board of Directors

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent Telenav’s expectations or beliefs concerning future events. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include Telenav’s expectations regarding V99’s agreement to acquire Telenav and the expected timing of the completion of the transaction. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the failure to obtain the approval of Telenav’s stockholders, including at least 66 and two-thirds percent of the outstanding shares of common stock owned by stockholders other than HP Jin, Samuel Chen and Changbin Wang, and each of their affiliates and related parties, in connection with the proposed transaction; the failure to consummate or delay in consummating the proposed transaction for other reasons; and the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed.. Any forward-looking statement made by Telenav in this communication is based only on information currently available to Telenav and speaks only as of the date on which it is made. Except as required by applicable law or regulation, Telenav does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Telenav and V99. In connection with the proposed transaction, Telenav has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”), and Telenav mailed the definitive proxy statement and a proxy card to each stockholder of Telenav entitled to vote at the special meeting relating to the proposed transaction. This communication is not intended as a substitute for the proxy statement that Telenav filed with the SEC and sent to its stockholders in connection with the proposed transaction or any other document that Telenav may file with the SEC or send to its stockholders in connection with the proposed transaction. The definitive proxy statement described above contains important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF TELENAV ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TELENAV WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TELENAV AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction, and any other documents filed by Telenav with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Telenav’s website (https://www.telenav.com/) or by contacting Telenav’s Investor Relations at IR@telenav.com.

Participants in the Solicitation

Telenav and its directors and executive officers, including HP Jin and Samuel Chen, may be deemed to be participants in the solicitation of proxies from Telenav’s stockholders with respect to the proposed transaction. Information about Telenav’s directors and executive officers and their ownership of Telenav’s common stock is set forth in Telenav’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 21, 2020, as amended on October 26, 2020. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials on file with SEC in connection with the proposed transaction.